[front cover]

                                                                  JUNE 30, 1999

SEMIANNUAL REPORT
AMERICAN CENTURY

[graphic of stairs]

INTERNATIONAL BOND

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

Y2K TESTING EFFORTS PAY DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition to our testing schedule, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure



MINIMIZE YOUR MUTUAL FUND TAX HIT

      American Century's newest equity fund, Tax-Managed Value, is designed for long-term growth and to minimize the tax hit you take on your mutual fund investments each year. The fund is managed to keep taxable distributions to a minimum by using the following strategies:

      * BUY AND HOLD --Low portfolio turnover helps limit realized capital gains and takes advantage of long-term capital gains tax rates.

      * OFFSET GAINS --When gains are realized in the portfolio, they may be offset with capital losses from securities sold in that tax year or losses carried over from previous years.

      * SELL HIGHER-COST SHARES FIRST --Selling shares that cost the most first helps minimize the taxable gains, if any, incurred from a sale.

[left margin]

INTERNATIONAL BOND
(BEGBX)
--------------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[end left margin]


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     International bond markets experienced tough going in the first half of 1999. The two key impediments to the performance of both the markets and to the American Century International Bond fund were rising yields and the decline in the value of the euro (the new currency of the Economic and Monetary Union) compared to the U.S. dollar.

     The majority of International Bond's holdings are European government bonds, so the performance of the euro had a major impact on fund performance. As you will read in the Management Q&A section, our investment team took several steps to mitigate these influences, but with headwinds this strong, it was often difficult to make progress. Long-term, however, we believe the euro and the new economic order in Europe will make that region a compelling field for investment.

     Also on the investment front, we continued to expand the entire American Century investment team, which has doubled over the past three years. Our portfolio teams have excellent depth with an array of experienced managers and analysts. We remain committed to building and maintaining a talented management group.

     In the spirit of our ongoing Year 2000 readiness disclosures,* here's an update on our preparations for Y2K. Our senior-level Year 2000 Steering Committee, computer programmers, business partners and Y2K team have been working diligently to make January 1, 2000, a non-event for American Century investors. All of our computer systems have been modified, tested, and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

     In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

     Elsewhere on the corporate front, we redesigned and enhanced our Web site, www.americancentury.com. If you visit our site, you'll find daily fund information, including performance and price data, along with market and national news.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
Chairman of the Board and Founder

/s/James E. Stowers III
James E. Stowers III
Vice Chairman of the Board and Chief Executive Officer

[right margin]

                          Table of Contents

   Report Highlights .......................................................   2
   Market Perspective ......................................................   3

INTERNATIONAL BOND
   Performance Information .................................................   4
   Management Q&A ..........................................................   5
   Portfolio at a Glance ...................................................   5
   Bond Holdings
      by Country ...........................................................   6
   Schedule of Investments .................................................   8

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................  10
   Statement of Operations .................................................  11
   Statements of Changes
      in Net Assets ........................................................  12
   Notes to Financial
      Statements ...........................................................  13
   Financial Highlights ....................................................  16

OTHER INFORMATION
   Share Class and Retirement
      Account Information ..................................................  18
   Background Information
      Portfolio Managers ...................................................  19
      Investment Philosophy
         and Policies ......................................................  19
      Comparative Indices ..................................................  19
      Lipper Rankings ......................................................  19
      The Fund's Subadvisor ................................................  19
   Glossary ................................................................  20

*This letter includes a Year 2000 Readiness Disclosure.

[end right margin]


                                              www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* International bond markets suffered a setback as stronger-than-expected global economic growth and the looming threat of interest rate hikes pushed bond yields higher around the world.

* As bond prices declined, the stronger U.S. dollar also placed downward pressure on major international currencies, especially the euro--the new European common currency--and the Japanese yen. For U.S. investors, a stronger dollar translates into lower foreign bond returns.

* The biggest surprise in the year's first half was Asia's economic comeback. At the start of 1999, Asia was widely expected to be a lingering drag on the global economy. Instead, Asia has rebounded more quickly than anticipated, precipitating interest rate increases.

MANAGEMENT Q&A

* The International Bond fund's return declined in the first half of 1999, reflecting a rise in global interest rates and a robust dollar relative to a number of foreign currencies.

* An underweighting in Japanese bonds relative to the benchmark also negatively impacted International Bond's performance. We had reduced our investments in Japan late in 1998 when it appeared that interest rates there had reached bottom. Unfortunately, the bond market in Japan rallied in the first six months of 1999 after the Bank of Japan cut interest rates.

* To protect against a global climate of rising interest rates, we decreased the portfolio's duration from 4.9 years in March to 4.6 years on June 30. Generally, the shorter the duration, the less a bond fund's price will move as a result of changes in interest rates.

* We reduced a portion of our European bond holdings, which still comprise 62% of the portfolio. We think we've seen the lows on interest rates in most of Europe.

* We expect global bond yields to have an upward bias at least for the rest of 1999. We will continue to position the fund defensively and be alert for opportunities to increase the portfolio's bond allocation and lengthen its duration. The fund also uses foreign currency contracts to adjust exposure relative to its benchmark.

[left margin]

                             INTERNATIONAL BOND(1)
                                    (BEGBX)

       TOTAL RETURNS:                                      AS OF 6/30/99
          6 Months                                            -10.19%(2)
          1 Year                                                   2.76%
       INCEPTION DATE:                                            1/7/92
       NET ASSETS:                                     $124.9 million(3)

(1)  Investor Class.
(2)  Not annualized.
(3)  Includes Investor and Advisor classes.

Investment terms are defined in the Glossary on pages 20-21.

[end left margin]


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------

[photo of Randall W. Merk]

Randall W. Merk, director of fixed-income investing at American Century

MARKETS UNDER PRESSURE

     International bond markets experienced a rough first half of the year as stronger-than-expected economic growth and the looming threat of interest rate hikes pushed bond yields higher around the globe.

     Market conditions shifted from the slow-growth, disinflationary conditions of the third and fourth quarters of 1998 to more rapid growth and the risk of inflation in many major markets. That shift was reflected in international bond markets as yields moved up and pushed down returns.

     In tandem with slumping bond prices was the unrelenting strength of the U.S. dollar against major international currencies, particularly the euro, the new European common currency, and the Japanese yen. For U.S. investors, a stronger dollar reduces foreign bond returns.

EUROPE

     Introduced with great fanfare on January 1, 1999, the euro plunged more than 12% against the dollar by the end of June.

     There wasn't much good news for the bond market in the 11-nation European Economic and Monetary Union, also called the "euro zone." Rising rates, an oversupply of bonds, hints of a pickup in economic growth, and the search for fiscal discipline (the European Central Bank has taken a hands-off position regarding propping up the sagging currency) all took the wind out of the eurobond market.

     Many euro zone investors turned to other markets, which reduced demand and resulted in a surplus of European bonds. The U.S. economy, meanwhile, continued its record-setting pace of uninterrupted growth for the last eight years. The stagnant European economy and healthy U.S. domestic growth, coupled with low inflation, put more pressure on the euro.

ASIA AND EMERGING MARKETS

     Emerging market bonds performed relatively better than most other international bonds. Latin American securities were among the best performers as the region's currencies experienced a healthy rebound from their lows last year.

     The gradual return to health of Asian economies surprised some investors. At the start of 1999, Asia was widely expected to be a lingering drag on the global economy. Instead, Asia has rebounded more quickly than many had anticipated, precipitating a move up in rates.

     In contrast to European central bankers' hands-off approach to the euro, Japanese officials actively intervened to slow the yen's strength near the end of the second quarter. Officials believed that an overly strong yen could hamper Japan's emergence from recession and push bond yields higher. Thus the dollar also advanced against the yen when Japanese interest rates fell--bucking the global trend.

     With emerging Asia and Japan on the mend, the global economy looked much stronger in June than it did when the year began.

[right margin]

"MARKET CONDITIONS SHIFTED FROM THE SLOW-GROWTH, DISINFLATIONARY CONDITIONS OF THE THIRD AND FOURTH QUARTERS OF 1998 TO MORE RAPID GROWTH AND THE RISK OF INFLATION IN MANY MAJOR MARKETS."

EURO AND JAPANESE YEN VS. U.S. DOLLAR

[data shown in line chart]

                  Euro      Japanese Yen
1/1/99           0.8549        113.60
1/8/99           0.8632        110.85
1/15/99          0.8654        114.15
1/22/99          0.8630        114.57
1/29/99          0.8801        116.33
2/5/99           0.8876        113.13
2/12/99          0.8843        114.24
2/19/99          0.9034        121.30
2/26/99          0.9068        119.20
3/5/99           0.9240        122.72
3/12/99          0.9170        118.70
3/19/99          0.9178        117.14
3/26/99          0.9259        120.30
4/2/99           0.9271        120.65
4/9/99           0.9262        121.00
4/16/99          0.9341        117.84
4/23/99          0.9435        119.13
4/30/99          0.9461        119.47
5/7/99           0.9296        120.81
5/14/99          0.9382        122.84
5/21/99          0.9448        124.00
5/28/99          0.9589        121.56
6/4/99           0.9637        122.24
6/11/99          0.9507        117.90
6/18/99          0.9618        120.47
6/25/99          0.9588        121.47
6/30/99          0.9661        120.99

Source: Bloomberg Financial Markets

This graph depicts the number of Euros or Japanese yen needed to equal one U.S. dollar.

[end right margin]


                                                 www.americancentury.com   3


International Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 1999

                                       INVESTOR CLASS (INCEPTION 1/7/92)                       ADVISOR CLASS (INCEPTION 10/27/98)
                        INTERNATIONAL       FUND           INTERNATIONAL INCOME FUNDS(2)          INTERNATIONAL      FUND
                             BOND         BENCHMARK      AVERAGE RETURN    FUND'S RANKING              BOND        BENCHMARK
6 MONTHS(1)                -10.19%         -9.99%           -6.14%               --                  -10.27%        -9.99%
1 YEAR                       2.76%          3.42%            2.48%          30 OUT OF 54                --            --
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                      2.49%          2.76%            4.19%          29 OUT OF 39                --            --
5 YEARS                      6.00%          6.71%            6.06%          10 OUT OF 25                --            --
LIFE OF FUND                 6.51%          6.42%(3)         6.42%(4)      4 OUT OF 10(4)             -8.37%        -8.63%(5)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 12/31/91, the date nearest the class's inception for which data are available.

(4) Since 1/31/92, the date nearest the class's inception for which data are available.

(5) Since 10/31/98, the date nearest the class's inception for which data are available.

See pages 18-20 for information about share classes, the fund's benchmark, returns, and Lipper fund rankings.

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 6/30/99
Fund Benchmark          $16,994
International Bond      $16,022

$10,000 investment made 1/7/92

[data shown in mountain chart]

           International Bond          Fund Benchmark
1/7/92           $10,000                   $10,000
3/31/92           $9,736                    $9,464
6/30/92          $10,731                   $10,477
9/30/92          $11,502                   $11,141
12/31/92         $10,708                   $10,204
3/31/93          $11,179                   $10,698
6/30/93          $11,115                   $10,635
9/30/93          $11,992                   $11,310
12/31/93         $11,971                   $11,293
3/31/94          $11,871                   $11,410
6/30/94          $11,971                   $11,623
9/30/94          $12,050                   $11,846
12/31/94         $12,153                   $11,962
3/31/95          $13,834                   $13,655
6/30/95          $14,202                   $14,021
9/30/95          $14,394                   $14,305
12/31/95         $15,118                   $15,030
3/31/96          $14,834                   $14,754
6/30/96          $14,881                   $14,821
9/30/96          $15,492                   $15,383
12/31/96         $16,082                   $15,929
3/31/97          $14,990                   $14,881
6/30/97          $14,936                   $14,857
9/30/97          $15,100                   $14,955
12/31/97         $15,136                   $15,080
3/31/98          $15,258                   $15,181
6/30/98          $15,593                   $15,552
9/30/98          $17,213                   $17,153
12/31/98         $17,840                   $17,869
3/31/99          $16,794                   $17,858
6/30/99          $16,022                   $16,994

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The fund's benchmark is provided for comparison in each graph. From the fund's inception to December 31, 1997, the benchmark was the J.P. Morgan ECU-Weighted European Index. Since January 1, 1998 the benchmark has been the J.P. Morgan Global Traded Bond Index (excluding the U.S. and with Japan weighted at 15%). International Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the benchmark do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING JUNE 30)

[data shown in bar chart]

           International Bond          Fund Benchmark
6/92*             7.31%                     3.91%
6/93              3.57%                     1.51%
6/94              7.71%                     9.29%
6/95             18.63%                    20.63%
6/96              4.78%                     5.71%
6/97              0.28%                     0.18%
6/98              4.40%                     4.68%
6/99              2.76%                     3.42%

*From 1/7/92 to 6/30/92.


4      1-800-345-2021


International Bond--Q&A
--------------------------------------------------------------------------------

[photo of David M. Gibbon]

     An interview with David M. Gibbon, a portfolio manager on the International Bond investment team.

HOW DID INTERNATIONAL BOND PERFORM  DURING THE FIRST HALF OF 1999?*

     International Bond's total return was -10.19% for the six months ended June 30, 1999, compared with a -9.99% return for its benchmark, the J.P. Morgan Global Traded Government Bond Index. The negative returns of both the fund and the index reflected a rise in global interest rates and the strength of the U.S. dollar relative to a number of foreign currencies.

WHAT OTHER FACTORS AFFECTED THE FUND'S PERFORMANCE?

     International Bond's progress was also slowed by an underweighting in Japanese bonds relative to its benchmark. The bond market in Japan rallied in the first half of 1999 as the Bank of Japan cut interest rates to jump-start the economy. We reduced our investments in Japanese bonds in the fall of 1998 when it appeared that interest rates there seemed to have nowhere to go but up (which is exactly what happened last December, when they rose 1% in less than two weeks). As a result, the fund didn't receive the full impact of this year's bond rally in Japan.

     However, our underweighting in Japanese bonds was partially offset by our currency exposure. The fund held fewer yen than the benchmark and had a substantial position in dollars, 10%, in fact. The benchmark doesn't have a dollar position. As the dollar appreciated (and the yen weakened), our position boosted performance.

WHY DID THE DOLLAR STRENGTHEN AGAINST OTHER MAJOR CURRENCIES, PARTICULARLY THE EURO AND THE YEN?

     The dollar owed its strength to the attractive level of interest rates in the United States, as well as to the continuing vitality of the U.S. economy and weaker-than-expected industrial production in the European Economic and Monetary Union (EMU). Investors were also waiting for more proof that the struggling Japanese economy was actually getting back on its feet.

     To get an idea of the appeal of U.S. interest rates, compare the 10-year Treasury bond, which was yielding 5.80% at the end of June, with the 10-year German bond's yield of 4.50%. The yield on Japanese 10-year government bonds was only about 1.9%. Higher U.S. yields draw investors to dollar-denominated assets.

     The  strong  dollar  was also a product  of  investor  confidence  that the
Federal  Reserve  (the  U.S.  central  bank)  was  going  to keep a keen  eye on inflation, and wouldn't hesitate to tighten monetary policy by lifting short-term interest rates if the U.S. economy appeared to be overheating.

     It's important for shareholders to understand that currency fluctuations can significantly impact International Bond's short-term performance. That's because the fund is managed to give

*All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"THE NEGATIVE RETURNS OF BOTH THE FUND AND THE INDEX REFLECTED A RISE IN GLOBAL INTEREST RATES AND THE STRENGTH OF THE U.S. DOLLAR RELATIVE TO A NUMBER OF FOREIGN CURRENCIES."

PORTFOLIO AT A GLANCE
                                      6/30/99          12/31/98
NUMBER OF SECURITIES                    26                25
WEIGHTED AVERAGE
   MATURITY                           5.9 YRS          7.3 YRS
AVERAGE DURATION                      4.6 YRS          5.7 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)                     0.86%*           0.84%

*Annualized.

Investment terms are defined in the Glossary on pages 20-21.

[end right margin]


                                                 www.americancentury.com   5


International Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

dollar-based investors a "pure play" on high-quality international bonds and currency diversification away from the dollar. We use foreign currency contracts to adjust International Bond's currency exposure relative to its benchmark. By utilizing currency contracts, the fund can gain currency exposure for its shareholders while holding less than the benchmark's weighting in a particular country's bonds.

GOING FORWARD, WHAT'S YOUR OUTLOOK FOR INTEREST RATES IN WORLD MARKETS?

     We believe interest rates are going to rise globally during the rest of 1999. We've enjoyed low inflation for the past couple of years, thanks to reduced economic activity abroad, especially in Asia. But Asian economies represent one-third of global demand for basic materials and one-fourth of the world's demand for oil, and recent commodity price strength attests to increased economic activity in that region. As Asia begins hitting on more cylinders, we can expect to see upward pressure on interest rates.

GIVEN THE PROSPECTS FOR HIGHER INTEREST RATES GLOBALLY, WHAT ADJUSTMENTS DID YOU MAKE TO INTERNATIONAL BOND'S PORTFOLIO?

     The most significant change we made was to decrease the portfolio's duration--from 4.9 years in March to 4.6 years at the end of June--to defend against the impact of rising interest rates. Duration is a measure of a bond portfolio's sensitivity to changes in interest rates. Generally, the shorter the duration, the less a bond fund's price will move as a result of changes in interest rates. In contrast, prices of bond funds with long durations typically move the fastest and the furthest in response to interest rate changes.

     We also lowered International Bond's duration by raising the fund's cash level from 6% of assets to a 10% weighting. We think cash can be a good-performing asset on a relative basis. Money market investments and other cash instruments capture higher interest rates almost instantly.

ARE THERE OTHER AREAS OF OPPORTUNITY BESIDES CASH?

     We believe there are currently opportunities in corporate bonds, and that they may be a good source of added value later in the year. Global economic growth is strengthening, which should lead to an improvement in credit quality. The markets have been willing to pay more for high-quality, non-dollar corporate bonds over the last two years (the credit premiums have nearly doubled), and volatility on the highest quality bonds (with a credit rating of AA or better) has been relatively low. These securities provide an excellent way to enhance the yield of the fund while maintaining low credit risk. In addition, with our outlook for improving global growth, corporate credit quality should remain strong over the medium term.

WHAT WERE SOME OF THE CHANGES YOU MADE IN INTERNATIONAL BOND'S COUNTRY
WEIGHTINGS?

     To begin with, we reduced our European bond holdings from 75% of the fund's portfolio to 62% now. Once the EMU became official on January 1, we broadened our European bond holdings--which were heavily concentrated in German and French bonds--into countries where we hadn't maintained large positions, such as Italy, Belgium, and Spain. Looking at the euro zone, confidence appears to be returning to the business sector--its

[left margin]

"THE  MOST   SIGNIFICANT   CHANGE  WE  MADE  WAS  TO  DECREASE  THE  PORTFOLIO'S
DURATION--FROM 4.9 YEARS IN MARCH TO 4.6 YEARS AT THE END OF JUNE--TO DEFEND AGAINST THE IMPACT OF RISING INTEREST RATES."

BOND HOLDINGS BY COUNTRY
                               % OF FUND INVESTMENTS
                                AS OF         AS OF
                               6/30/99      12/31/98
GERMANY                          15%           34%
FRANCE                           15%           27%
ITALY                            14%            --
UNITED KINGDOM                   13%           13%
CANADA                           11%            6%
U.S. (TEMPORARY
   CASH INVESTMENTS)             10%            6%
NETHERLANDS                       5%            5%
SPAIN                             4%            2%
DENMARK                           4%            5%
JAPAN                             4%            --
SWEDEN                            3%            2%
BELGIUM                           2%            --

[end left margin]


6      1-800-345-2021


International Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

industrially based economies are benefiting from renewed vigor in emerging markets. It's just a matter of time before this improved business confidence translates into greater economic output. We think we've seen the lows on interest rates in most of Europe.

     One exception to that might be the United Kingdom. We raised our bond holdings there in the second quarter, after they had dipped below the benchmark earlier in the year. (At the beginning of 1999, the U.K. bond market did not appear poised to rally, so we reduced our U.K. bond position to 8% --below the benchmark's 13% allocation.) The rationale for the move was to purchase bonds with high yields--which we expect to decline moving forward, leading to capital appreciation for the fund (as yields drop, bond prices rise).

WHY ARE YOU OVERWEIGHTED IN CANADIAN AND SCANDINAVIAN BONDS? WHAT'S THEIR ATTRACTION?

     These markets offer yields that are relatively attractive given our economic outlook. In addition, Canada and the Scandinavian countries of Denmark and Sweden are commodity exporters, and their currencies are currently benefiting from rising commodity prices. Given the strong linkage between these currencies and commodity prices--and our expectations of stronger industrial activity--these bonds offer a chance to benefit from continued currency strength. We also expect Scandinavian bonds to outperform other European bonds as Sweden and Denmark prepare for a probable entry into the EMU in the next three years.

WHAT IS YOUR OUTLOOK FOR INTERNATIONAL BONDS OVER THE LAST HALF OF THE YEAR?

     We continue to believe that the recovery in the global economy, after the crisis in Asia and emerging markets, removes a very significant support from global bond markets. We anticipate a worsening in inflation expectations. With monetary policy likely to remain neutral in Europe and Japan, there may be a need for the Federal Reserve to be much less accommodative than it was last year.

     The anticipation of higher interest rates in the United States is obviously uncomfortable for global bond markets, because the United States occupies such a prominent place in the world economy. So we expect global bond yields to have an upward bias at least for the balance of this year, though we are optimistic that we may still find pockets of value in foreign markets. We will therefore continue to position the fund defensively and be alert for opportunities to increase the portfolio's bond allocation and lengthen its duration.

[right margin]

"WITH MONETARY POLICY LIKELY TO REMAIN NEUTRAL IN EUROPE AND JAPAN, THERE MAY BE A NEED FOR THE FEDERAL RESERVE TO BE MUCH LESS ACCOMMODATIVE THAN IT WAS LAST YEAR."

"SO WE EXPECT GLOBAL BOND YIELDS TO HAVE AN UPWARD BIAS AT LEAST FOR THE BALANCE OF THIS YEAR, THOUGH WE ARE OPTIMISTIC THAT WE MAY STILL FIND POCKETS OF VALUE IN FOREIGN MARKETS."

[end right margin]


                                                www.americancentury.com    7


International Bond--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies, the market value is translated into U.S. dollars based on exchange rates as of the last day of reporting period.

JUNE 30, 1999 (UNAUDITED)

Principal Amount                                                Value
--------------------------------------------------------------------------------

GOVERNMENT BONDS--71.7%

BELGIUM--2.0%
EUR    2,150,000  Kingdom of Belgium,
                     8.75%, 6/25/02                         $  2,532,303
                                                    ----------------------------

CANADA--11.2%
CAD   13,300,000  Government of Canada,
                     4.50%, 6/1/01                             8,903,380
       6,630,000  Government of Canada,
                     7.00%, 12/1/06                            4,889,242
                                                    ----------------------------
                                                              13,792,622
                                                    ----------------------------

DENMARK--4.3%
DKK   19,600,000  Kingdom of Denmark,
                     4.00%, 2/15/01                            2,731,562
      15,600,000  Kingdom of Denmark,
                     8.00%, 3/15/06                            2,579,393
                                                    ----------------------------
                                                               5,310,955
                                                    ----------------------------

FRANCE--10.7%
EUR    3,240,000  Government of France,
                     4.50%, 7/12/03                            3,432,472
       4,933,000  Government of France,
                     4.00%, 4/25/09                            4,839,684
       4,460,000  Government of France,
                     6.00%, 10/25/25                           4,963,951
                                                    ----------------------------
                                                              13,236,107
                                                    ----------------------------

GERMANY--9.1%
EUR    5,470,823  German Federal Republic,
                     4.50%, 8/19/02                            5,787,360

       1,641,246  German Federal Republic,
                     6.00%, 7/4/07                             1,860,524

       3,680,000  German Federal Republic,
                     3.75%, 1/4/09                             3,576,254
                                                    ----------------------------
                                                              11,224,138
                                                    ----------------------------

ITALY--14.0%
EUR   16,350,000  Republic of Italy,
                     4.75%, 5/1/03                            17,338,121
                                                    ----------------------------

JAPAN--4.2%
JPY  625,700,000  Government of Japan,
                     1.90%, 3/20/09                            5,223,046
                                                    ----------------------------

NETHERLANDS--4.6%
EUR    5,000,000  Government of Netherlands,
                     6.50%, 4/15/03                            5,629,377
                                                    ----------------------------

Principal Amount                                                Value
--------------------------------------------------------------------------------

SPAIN--4.3%
EUR    3,000,000  Government of Spain,
                     7.90%, 2/28/02                         $  3,425,547

       1,572,007  Government of Spain,
                     7.35%, 3/31/07                            1,911,637
                                                    ----------------------------
                                                               5,337,184
                                                    ----------------------------

SWEDEN--2.8%

SEK   18,000,000  Kingdom of Sweden,
                     5.50%, 4/12/02                            2,191,231

      10,200,000  Kingdom of Sweden,
                     6.50%, 5/5/08                             1,325,919
                                                    ----------------------------
                                                               3,517,150
                                                    ----------------------------

UNITED KINGDOM--4.5%
GBP    3,100,000  U.K. Treasury Bonds,
                     7.25%, 12/7/07                            5,504,503
                                                    ----------------------------

TOTAL GOVERNMENT BONDS                                        88,645,506
                                                    ----------------------------
   (Cost $93,892,302)

CORPORATE BONDS--18.7%

FRANCE--4.2%
FRF   33,000,000  CETELEM EOS,
                     6.30%, 11/24/99                           5,222,030
                                                    ----------------------------

GERMANY--6.4%
DEM    4,600,000  DSL Finance NV,
                     5.375%, 1/21/08                           2,520,746
       5,820,000  LKB Baden Wurttemberg
                     Finance BV, 6.50%,
                     9/15/08                                   3,416,222
EUR    2,000,000  European Investment Bank,
                     4.00%, 4/15/09                            1,954,953
                                                    ----------------------------
                                                               7,891,921
                                                    ----------------------------

UNITED KINGDOM--8.1%
GBP    1,600,000  European Investment Bank,
                     7.625%, 12/7/07                           2,785,550
       1,745,000  General Electric Capital Corp.,
                     7.25%, 8/6/07                             2,955,473
       2,500,000  International Bank
                     Reconstruction &
                     Development, 7.125%,
                     7/30/07                                   4,261,787
                                                    ----------------------------
                                                              10,002,810
                                                    ----------------------------

TOTAL CORPORATE  BONDS                                        23,116,761
                                                    ----------------------------
   (Cost $25,863,669)

                                               See Notes to Financial Statements


8      1-800-345-2021


International Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 1999 (UNAUDITED)

Principal Amount                                                Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS(1)--9.6%

     $11,900,000  FHLB Discount Note,
                     4.60%, 7/1/99                          $ 11,900,000
                                                    ----------------------------
   (Cost $11,900,000)

TOTAL INVESTMENT SECURITIES--100.0%                         $123,662,267
                                                    ============================
   (Cost $131,655,971)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    Contracts           Settlement                              Unrealized
     to Sell              Dates                Value            Gain (Loss)
--------------------------------------------------------------------------------
   14,737,263  CAD       8/23/99            $10,016,008         $  13,368
   19,930,587  DKK       8/23/99              2,772,816             7,485
    9,182,411  EUR       8/23/99              9,503,329           (64,192)
    5,401,143  GBP       8/23/99              8,516,628           (84,874)
  623,936,807  JPY       8/23/99              5,197,813           (64,125)
                                      ------------------------------------------
                                            $36,006,594         $(192,338)
                                      ==========================================
(Value on Settlement Date $35,814,256)

    Contracts           Settlement                              Unrealized
     to Buy               Dates                Value            Gain (Loss)
--------------------------------------------------------------------------------
    2,544,058  AUD       8/23/99            $ 1,682,710          $ 23,220
    3,118,145  CAD       8/23/99              2,119,211            (4,866)
    3,094,434  EUR       8/23/99              3,202,582             7,552
    6,299,276  GBP       8/23/99              9,932,821           114,872
  183,378,880  JPY       8/23/99              1,527,669            (7,669)
                                      ------------------------------------------
                                            $18,464,993          $133,109
                                      ==========================================
(Value on Settlement Date $18,331,884)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are used by the portfolio management team in an effort to protect foreign investments against declines in foreign currencies. This is also known as hedging. The contracts are called "forward" because they allow your fund to exchange a foreign currency for U.S. dollars at a date in the future--and at a price (known as the exchange rate) agreed upon when the contract is initially entered into.

NOTES TO SCHEDULE OF INVESTMENTS
AUD = Australian Dollar
CAD = Canadian Dollar
DKK = Danish Krone
EUR = Euro
GBP = British Pound
FHLB = Federal Home Loan Bank
JPY = Japanese Yen
SEK = Swedish Krona

(1) The rates for U.S. Government agency discount notes are the yield to maturity at purchase.

See Notes to Financial Statements


                                                www.americancentury.com    9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 1999 (UNAUDITED)

ASSETS
Investment securities, at value
   (identified cost of $131,655,971) (Note 3) .................   $ 123,662,267
Cash ..........................................................         227,508
Receivable for investments sold ...............................       1,281,145
Receivable for forward foreign currency exchange contracts ....         166,497
Interest receivable ...........................................       2,182,629
                                                                  -------------
                                                                    127,520,046
                                                                  -------------

LIABILITIES
Disbursements in excess of demand deposit cash ................       1,333,664
Payable for forward foreign currency exchange contracts .......         225,726
Payable for capital shares redeemed ...........................         920,099
Accrued management fees (Note 2) ..............................          89,228
Distribution and service fees payable (Note 2) ................             118
Payable for trustees' fees and expenses .......................           2,374
Other liabilities .............................................          22,239
                                                                  -------------
                                                                      2,593,448
                                                                  -------------
NET ASSETS ....................................................   $ 124,926,598
                                                                  =============

NET ASSETS CONSIST OF:
Capital paid in ...............................................   $ 133,874,858
Undistributed net investment income ...........................       1,412,095
Accumulated net realized loss on investments and
   foreign currency transactions ..............................      (2,160,185)
Net unrealized depreciation on investments and translation
   of assets and liabilities in foreign currencies (Note 3) ...      (8,200,170)
                                                                  -------------
                                                                  $ 124,926,598
                                                                  =============
INVESTOR CLASS
Net assets ....................................................   $ 124,602,108
Shares outstanding ............................................      11,789,571
Net asset value per share .....................................   $       10.57

ADVISOR CLASS
Net assets ....................................................   $     324,490
Shares outstanding ............................................          30,731
Net asset value per share .....................................   $       10.56

                                               See Notes to Financial Statements


10      1-800-345-2021


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME

INCOME:
Interest (net of foreign taxes withheld of $31,330) ............   $  2,847,430
                                                                   ------------
EXPENSES (NOTE 2):
Management fees ................................................        596,912
Distribution fees ..............................................            205
Service fees ...................................................            205
Trustees' fees and expenses ....................................         13,281
                                                                   ------------
                                                                        610,603
                                                                   ------------
NET INVESTMENT INCOME ..........................................      2,236,827
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

NET REALIZED GAIN (LOSS) ON:
Investments ....................................................      1,567,077
Foreign currency transactions ..................................     (3,728,328)
                                                                   ------------
                                                                     (2,161,251)
                                                                   ------------
CHANGE IN NET UNREALIZED APPRECIATION ON:
Investments ....................................................     (5,680,125)
Translation of assets and liabilities in foreign currencies ....     (9,968,380)
                                                                   ------------
                                                                    (15,648,505)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   AND FOREIGN CURRENCY ........................................    (17,809,756)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........   $(15,572,929)
                                                                   ============

See Notes to Financial Statements


                                               www.americancentury.com     11


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1998

DECREASE IN NET ASSETS
OPERATIONS                                                                       1999            1998
Net investment income ...................................................  $   2,236,827   $   6,205,025
Net realized gain (loss) on investments and foreign currency transactions     (2,161,251)      6,392,408
Change in net unrealized appreciation (depreciation) on investments and
   translation of assets and liabilities in foreign currencies ..........    (15,648,505)     11,657,485
                                                                           -------------   -------------
Net increase (decrease) in net assets resulting from operations .........    (15,572,929)     24,254,918
                                                                           -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
   Investor Class .......................................................     (5,282,667)     (2,151,681)
   Advisor Class ........................................................         (5,126)           (442)
From net realized gains on investment transactions
   Investor Class .......................................................     (2,487,639)     (3,258,320)
   Advisor Class ........................................................         (1,585)           (425)
                                                                           -------------   -------------
Decrease in net assets from distributions ...............................     (7,777,017)     (5,410,868)
                                                                           -------------   -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net decrease in net assets from capital share transactions ..............     (9,168,743)    (27,129,919)
                                                                           -------------   -------------
NET DECREASE IN NET ASSETS ..............................................    (32,518,689)     (8,285,869)

NET ASSETS
Beginning of period .....................................................    157,445,287     165,731,156
                                                                           -------------   -------------
End of period ...........................................................  $ 124,926,598   $ 157,445,287
                                                                           =============   =============
Undistributed net investment income .....................................  $   1,412,095   $   4,463,061
                                                                           =============   =============

                                               See Notes to Financial Statements


12      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940 as an open-end non-diversified management investment company. International Bond Fund (the fund) is the sole fund issued by the trust. The fund's investment objective is to provide high current income and capital appreciation by investing in high-quality, nondollar-denominated government and corporate debt securities issued outside the United States. The fund is authorized to issue two classes of shares: the Investor Class and Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income less foreign taxes withheld (if any) is
recorded  on  the  accrual  basis  and  includes   accretion  of  discounts  and
amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. In addition, the fund may hold investments in forward foreign currency exchange contracts for purposes of gaining currency exposure in certain countries.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the fund under each repurchase agreement.

    INCOME TAX STATUS -- It is the fund's policy to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are expected to be declared and paid quarterly. Distributions from net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.


                                                www.americancentury.com    13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.4925% to 0.6100% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six months ended June 30, 1999, the effective annual Investor Class management fee was 0.86%.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan for the six months ended June 30, 1999 were $410.

    ACIM has entered into a Subadvisory Agreement with J.P. Morgan Investment Management (JPMIM) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of Trustees. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the fund.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of securities, excluding short-term investments, totaled $229,110,731 and $244,860,325, respectively. On June 30, 1999, accumulated net unrealized depreciation was $7,993,704, which consisted of unrealized appreciation of $15,274 and unrealized depreciation of $8,008,978. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  The trust has an unlimited number of shares authorized. Transactions in shares of the fund were as follows:

                                                     SHARES           AMOUNT
INVESTOR CLASS
SIX MONTHS ENDED JUNE 30, 1999
Sold .......................................        3,999,818     $  46,948,127
Issued in reinvestment of distributions ....          646,211         7,233,923
Redeemed ...................................       (5,509,018)      (63,664,745)
                                                -------------     -------------
Net decrease ...............................         (862,989)    $  (9,482,695)
                                                =============     =============

YEAR ENDED DECEMBER 31,1998
Sold .......................................        8,134,417     $  97,172,379
Issued in reinvestment of distributions ....          410,096         4,992,185
Redeemed ...................................      (11,068,209)     (129,328,345)
                                                -------------     -------------
Net decrease ...............................       (2,523,696)    $ (27,163,781)
                                                =============     =============

ADVISOR CLASS
SIX MONTHS ENDED JUNE 30, 1999
Sold .......................................           30,352     $     339,870
Issued in reinvestment of distributions ....              495             5,503
Redeemed ...................................           (2,831)          (31,421)
                                                -------------     -------------
Net decrease ...............................           28,016     $     313,952
                                                =============     =============
PERIOD ENDED DECEMBER 31, 1998(1)
Sold .......................................            2,646     $      32,995
Issued in reinvestment of distributions ....               69               867
                                                -------------     -------------
Net increase ...............................            2,715     $      33,862
                                                =============     =============

(1)  October 27, 1998 (commencement of sale) through December 31, 1998.

--------------------------------------------------------------------------------
5. BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the six months ended June 30, 1999.

--------------------------------------------------------------------------------
6. FUND EVENTS

    The following name change became effective March 1, 1999:

             NEW NAME                      FORMER NAME
    FUND:    International Bond Fund       American Century - Benham
                                           International Bond Fund


                                                 www.americancentury.com   15


International Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                                Investor Class
                                                  1999(1)         1998           1997           1996           1995         1994
PER-SHARE DATA

Net Asset Value, Beginning of Period .......  $     12.44     $     10.92    $     11.79    $     11.95    $     10.36  $     10.82
                                              -----------     -----------    -----------    -----------    -----------  -----------
Income From Investment Operations

  Net Investment Income ....................         0.18(2)         0.47           0.65           0.69           0.61         0.78

  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ..................        (1.42)           1.47          (1.34)          0.03           1.88        (0.63)
                                              -----------     -----------    -----------    -----------    -----------  -----------

  Total From Investment Operations .........        (1.24)           1.94          (0.69)          0.72           2.49         0.15
                                              -----------     -----------    -----------    -----------    -----------  -----------
Distributions

  From Net Investment Income ...............        (0.43)          (0.17)         (0.04)         (0.71)         (0.90)       (0.60)

  In Excess of Net Investment Income .......         --              --             --            (0.02)          --           --

  From Net Realized Gains on
  Investment Transactions ..................        (0.20)          (0.25)         (0.14)         (0.15)          --          (0.01)
                                              -----------     -----------    -----------    -----------    -----------  -----------

  Total Distributions ......................        (0.63)          (0.42)         (0.18)         (0.88)         (0.90)       (0.61)
                                              -----------     -----------    -----------    -----------    -----------  -----------

Net Asset Value, End of Period .............  $     10.57     $     12.44    $     10.92    $     11.79    $     11.95  $     10.36
                                              ===========     ===========    ===========    ===========    ===========  ===========

  Total Return(3) ..........................       (10.19)%         17.87%         (5.88)%         6.38%         24.40%        1.52%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets .................................         0.86%(4)        0.84%          0.84%          0.83%          0.82%        0.86%

Ratio of Net Investment Income to Average
Net Assets .................................         3.14%(4)        4.11%          4.82%          5.48%          6.14%        6.09%

Portfolio Turnover Rate ....................          177%            322%           163%           242%           167%         166%

Net Assets, End of Period (in thousands) ...  $   124,602     $   157,412    $   165,731    $   252,456    $   252,247  $   194,301

(1) Six months ended June 30, 1999 (unaudited).

(2) Calculated using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

                                               See Notes to Financial Statements

16      1-800-345-2021


International Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED DECEMBER 31(EXCEPT AS NOTED)

                                                           Advisor Class
                                                        1999(1)      1998(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period ..................$ 12.44      $ 12.50
                                                       -------      -------

Income From Investment Operations

  Net Investment Income ...............................   0.14(3)      0.08

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..........................  (1.39)        0.19
                                                       -------      -------

  Total From Investment Operations ....................  (1.25)        0.27
                                                       -------      -------

Distributions

  From Net Investment Income ..........................  (0.43)       (0.17)

  From Net Realized Gains on Investment Transactions ..  (0.20)       (0.16)
                                                       -------      -------

  Total Distributions .................................  (0.63)       (0.33)
                                                       -------      -------

Net Asset Value, End of Period ........................$ 10.56      $ 12.44
                                                       =======      =======

  Total Return(4) ..................................... (10.27)%       2.12%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .....   1.11%(5)     1.08%(5)

Ratio of Net Investment Income to Average Net Assets ..   2.89%(5)     3.71%(5)

Portfolio Turnover Rate ...............................    177%         322%

Net Assets, End of Period (in thousands) ..............$   324      $    34

(1) Six months ended June 30, 1999 (unaudited).

(2) October 27, 1998 (commencement of sale) through December 31, 1998.

(3) Calculated using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements


                                               www.americancentury.com     17


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


18     1-800-345-2021


Background Information
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

International Bond
--------------------------------------------------------------------------------
     DAVID M. GIBBON (J.P. MORGAN)
     DOMINIC PEGLER (J.P. MORGAN)
     DAVE SCHROEDER

INVESTMENT PHILOSOPHY AND POLICIES

    American Century offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    INTERNATIONAL BOND seeks current income and capital appreciation by investing in high-quality, non-U.S. dollar denominated government and corporate debt securities outside the United States. Under normal market conditions, the fund will invest at least 65% of its total assets in foreign government bonds, and it may invest up to 35% of its total assets in high-quality foreign corporate bonds. The fund typically maintains a weighted average maturity of 2-10 years.

    The fund normally remains fully invested in foreign bonds; however, the fund may invest up to 25% of its assets in U.S. securities when the U.S. dollar appears to be strengthening.

    International   investing   involves   special  risks,   such  as  political
instability and currency fluctuations. The fund is not intended to serve as a complete investment program by itself.

COMPARATIVE INDICES

    The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

    The International Bond fund benchmark was the J.P. Morgan ECU-Weighted European Index from inception through December 1997. From January 1998 to present, the benchmark has been the J.P. Morgan Global Traded Government Bond Index.

    The J.P. MORGAN GLOBAL TRADED GOVERNMENT BOND INDEX (excluding the United States and with Japan weighted at 15%) consists of foreign bonds from 21 developed nations in North America, Europe, Asia, and Australia.

LIPPER RANKINGS

    LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper category for International Bond is:

    INTERNATIONAL INCOME FUNDS --funds that invest in U.S. dollar and non-U.S. dollar denominated debt securities of issuers located in at least three countries (excluding the United States, except in periods of market weakness).

THE FUND'S SUBADVISOR

    J.P. MORGAN INVESTMENT MANAGEMENT, INC. (J.P. Morgan) is the subadvisor to the fund and makes the fund's day-to-day investment decisions. J.P. Morgan is a leading global financial services firm with over $280 billion in assets under management, primarily in pension funds, institutional accounts and private accounts. The subadvisor is a wholly owned subsidiary of J.P. Morgan & Co., Incorporated.


                                                www.americancentury.com    19


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 16-17.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES --the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) --a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION --another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO --the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT --one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

* COUPON --the stated interest rate of a security.

FOREIGN CURRENCY TERMS

* CURRENCY FLUCTUATIONS --the movement of foreign currency values in relation to the U.S. dollar. Currency exchange rates come into play when foreign bond income, gains or losses are converted into U.S. dollars, as is required for fund pricing. Changing currency values may have a greater effect on the fund's return than changing foreign interest rates and bond prices. When the dollar's value declines compared to foreign currencies, U.S. investors receive higher foreign bond returns (foreign currencies buy more dollars). Conversely, when the dollar is stronger, U.S. investors generally receive lower returns (foreign currencies buy fewer dollars).

* CURRENCY HEDGING --a strategy used to offset fluctuations in the value of a currency.

* FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.


20     1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income, provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.


RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


                                                www.americancentury.com    21


Notes
--------------------------------------------------------------------------------


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com    23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021


[inside back cover]

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
--------------------------------------------------------------------------------

RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS
Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS
Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS
Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH AND INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY
Small Cap Quantitative
Small Cap Value

RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY
Strategic Allocation:           Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation:           Income & Growth
   Moderate                     Value
Strategic Allocation:           Equity Income
   Conservative

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL
New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

RISK LEVEL - MODERATE

SPECIALTY
Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


--------------------------------------------------------------------------------
[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS, FINANCIAL ADVISORS,
INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY INTERNATIONAL BOND FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                   BULK RATE
P.O. Box 419200                                            U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                 AMERICAN CENTURY
www.americancentury.com                                        COMPANIES

9908                           Funds Distributor, Inc.
SH-SAN-17193                   (c)1999 American Century Services Corporation